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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                   13-3216325
                        (IRS Employer Identification No.)

                               745 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
          (Address of principal executive offices, including zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                             NAME OF EACH EXCHANGE ON WHICH EACH
TITLE OF EACH CLASS TO BE SO REGISTERED:     CLASS IS TO BE REGISTERED:
----------------------------------------     -----------------------------------

RAPIDS(SM) (Return Accelerated PortfolIo     The American Stock Exchange LLC
Debt Securities) Due September 3, 2006,
Linked to the S&P 500(R) Index (SPX)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

                                    333-61878

Securities to be Registered Pursuant to Section 12(g) of the Act:

                                      NONE

Item 1.     Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates by reference (i) the descriptions set forth under the captions "Description of the Notes" and "The S&P 500 Index," on pages
S-11 to S-16 of the accompanying Prospectus Supplement dated February 28, 2005, and (ii) the description set forth under the caption "Description of Debt
Securities," on pages 8 to 16 of the accompanying Prospectus dated June 21,
2001, each as filed with the Securities and Exchange Commission (the
"Commission") pursuant to Rule 424(b)(5) under the Securities Act of 1933.

Item 2.  Exhibits.
-------  ---------

The securities described herein are to be registered pursuant to Section 12(b)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on an exchange on which other securities of the Registrant are currently registered.
In accordance with the instructions regarding exhibits to Form 8-A, the following exhibits are filed herewith or incorporated herein by reference:

1.01        Standard Multiple Series Indenture Provisions dated July 30, 1987 and as amended November 16, 1987 (incorporated by reference to
            Exhibit 4(a) to Post-Effective Amendment No. 1 to Registration
            Statement No. 33-16141, filed with the Commission on November 16,
            1987)

1.02        Indenture dated as of September 1, 1987 between the Registrant and
            Citibank, N.A., as Trustee ("Citibank") (incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 1 to Registration
            Statement No. 33-16141, filed with the Commission on November 16,
            1987)

1.03        Supplemental Indenture dated as of November 25, 1987 between the
            Registrant and Citibank (incorporated by reference to Exhibit 4(m)
            to Registration Statement No. 33-25797, filed with the Commission on
            November 25, 1988)

1.04        Second Supplemental Indenture dated as of November 27, 1990 between the Registrant and Citibank (incorporated by reference to Exhibit
            4(e) to Registration Statement No. 33-49062, filed with the
            Commission on June 30, 1992)

1.05        Third Supplemental Indenture dated as of September 13, 1991 between the Registrant and Citibank (incorporated by reference to Exhibit
            4(f) to Registration Statement No. 33-46146, filed with the
            Commission on March 10, 1992)

1.06        Fourth Supplemental Indenture dated as of October 4, 1993 between the Registrant and Citibank (incorporated by reference to Exhibit
            4(f) to Form 8-A, filed with the Commission on October 7, 1993)

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1.07        Fifth Supplemental Indenture dated as of October 1, 1995 between the
            Registrant and Citibank (incorporated by reference to Exhibit 4(h)
            to Registration Statement No. 33-62085, filed with the Commission on
            August 24, 1995)

1.08        Sixth Supplemental Indenture dated as of June 26, 1997 between the
            Registrant and Citibank (incorporated by reference to Exhibit 4(h)
            to Registration Statement No. 33-38227, filed with the Commission on
            October 17, 1997)

1.09        Global Security representing the Registrant's RAPIDS(SM) Return
            Accelerated PortfolIo Debt Securities Due September 3, 2006, Linked
            to the S&P 500(R) Index (SPX) (filed herewith)

1.10        Calculation Agency Agreement, dated as of March 3, 2005, between the
            Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's RAPIDS(SM) Return Accelerated PortfolIo Debt
            Securities Due September 3, 2006, Linked to the S&P 500(R) Index
            (SPX) (filed herewith)

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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Exchange Act, the Registrant
has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            LEHMAN BROTHERS HOLDINGS INC.

                                            By: /s/ Karen Corrigan
                                                --------------------------------
                                                Karen Corrigan
                                                Vice President

Date: April 20, 2005

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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

1.09           Global Security representing the Registrant's RAPIDS(SM) Return
               Accelerated PortfolIo Debt Securities Due September 3, 2006,
               Linked to the S&P 500(R) Index (SPX)

1.10           Calculation Agency Agreement, dated as of March 3, 2005, between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's RAPIDS(SM) Return Accelerated
               PortfolIo Debt Securities Due September 3, 2006, Linked to the
               S&P 500(R) Index (SPX)

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